Exhibit 99.1

Entegris Reports Third-Quarter Sales of $184 Million

Advanced Product Sales Remain Strong; Non-GAAP EPS of $0.16;

Bertrand Loy, COO, to Succeed Gideon Argov as CEO

BILLERICA, Mass., October 24, 2012 – Entegris, Inc. (Nasdaq: ENTG) today reported its financial results for the Company’s third quarter ended September 29, 2012 and announced a CEO succession.

The Company recorded third-quarter sales of $184.4 million, a decline of 2 percent sequentially, and a 7 percent increase from the prior year third quarter. The third-quarter operating margin was 14.7 percent. Excluding amortization of intangible assets of $2.4 million and a one-time pre-tax charge of $3.9 million, or $0.02 per share, triggered by the CEO transition, the third-quarter adjusted operating margin was 18.1 percent. Net income for the third quarter was $18.0 million, or $0.13 per share. Non-GAAP earnings per share of $0.16 in the third quarter of 2012 compared to $0.16 in the second quarter of 2012 and $0.17 in the third quarter of 2011. A reconciliation table of GAAP to non-GAAP earnings per share and operating margin is contained in this press release.

For the first nine months of fiscal 2012, sales were $548.1 million, down 6.4 percent from the first nine months of 2011. Non-GAAP earnings per diluted share for the first nine months of 2012 were $0.46 per share versus $0.64 per share for the same period a year ago.

The Company generated $33.3 million and $76.8 million in cash from operations in the third quarter and first nine months of 2012, respectively, and ended the third quarter with $315.8 million in cash, cash equivalents, and short-term investments on the balance sheet and no debt.

Gideon Argov, president and chief executive officer, said: “We are pleased with our third-quarter performance. Although trends in the semiconductor industry softened in the quarter as expected, there was strong demand for our advanced filtration and wafer handling solutions as we continue to benefit from the industry’s ramp of 28 nanometer and next-generation semiconductor fab processes. We also achieved our target operating model and generated strong cash flow during the quarter.

Entegris also announced that Bertrand Loy, currently chief operating officer will succeed Gideon Argov as president and CEO as part of a management succession and transition plan. Effective November 1, 2012, Bertrand Loy will be promoted to president and elected to the Entegris Board of Directors. Gideon Argov will continue to serve as chief executive officer and director of Entegris until November 27, 2012 when Mr. Loy will assume the position of chief executive officer.

Paul Olson, Entegris’ chairman of the board, said “The board has been developing a robust succession process with Gideon and Bertrand over the past two years. Bertrand is the perfect choice to lead Entegris going forward. He brings a keen intellect, excellent financial and operating skills, a global mindset, industry recognition, and a proven track record over the course of his 17-year career serving in senior financial and operating executive roles for Entegris and its predecessor company, Mykrolis. On behalf of the board, I want to thank Gideon for his eight years of insightful leadership and for creating an excellent foundation on which to build for Entegris.”

Mr. Argov said, “Entegris is an exceptional company and it has been an honor and privilege to lead it through a period of transformation change. With the company on a solid financial footing and performing well, the time is right to make this transition. I leave the Company in good hands to continue to grow and extend its market leadership.”

Mr. Loy said, “I am excited to be named as the next chief executive officer of Entegris. Together with Gideon and the global Entegris teams, we have built a highly successful platform focused on helping leading technology companies improve their yields and advance their process technologies. I look forward to leading Entegris into a very promising future.”

Fourth-Quarter Outlook

For the fiscal fourth quarter ending December 31, 2012, the Company expects revenue of $160 to $170 million and EPS to range between $0.09 and $0.11. On a non-GAAP basis, EPS is expected to range from $0.10 to $0.12, which reflects net income adjusted for expected amortization expense of $2.3 million or $0.01 per share.

Third-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the third quarter on Wednesday, October 24, 2012, at 10:00 a.m. Eastern Time. Participants should dial 1-719-325-2354 or toll-free 1-888-466-4462, referencing confirmation code 6466198. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting October 24 at 1:00 p.m. (ET) until December 7, 2012. The replay can be accessed by using passcode 6466198 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of a wide range of products for purifying, protecting and transporting critical materials used in processing and manufacturing in the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

NON-GAAP INFORMATION

The Company’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income, together with related measures thereof, and non-GAAP EPS are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and reflect operating performance. Management believes the non-GAAP measures help indicate our baseline performance before certain gains, losses or other charges and credits that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP. The calculations of Adjusted EBITDA, Adjusted Operating Income, together with related measures thereof, and non-GAAP EPS are included elsewhere in this release.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2011, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	September 29, 2012	October 1, 2011	June 30, 2012
Net sales	$184,449	$173,014	$188,233
Cost of sales	102,517	98,186	105,487

Gross profit	81,932	74,828	82,746
Selling, general and administrative expenses	39,095	33,533	35,989
Engineering, research and development expenses	13,314	11,957	12,726
Amortization of intangible assets	2,389	2,505	2,420

Operating income	27,134	26,833	31,611
Interest (income) expense, net	(40)	(38)	30
Other expense (income), net	1,481	315	(671)

Income before income taxes and equity in net income of affiliates	25,693	26,556	32,252
Income tax expense	7,656	4,582	10,579
Equity in net income of affiliates	—	(14)	—

Net income	$18,037	$21,988	$21,673

Basic net income per common share:	$0.13	$0.16	$0.16
Diluted net income per common share:	$0.13	$0.16	$0.16

Weighted average shares outstanding:
Basic	137,453	134,995	137,303
Diluted	138,499	136,305	138,196

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Nine months ended
	September 29, 2012	October 1, 2011
Net sales	$548,085	$585,337
Cost of sales	307,163	327,021

Gross profit	240,922	258,316
Selling, general and administrative expenses	110,132	108,449
Engineering, research and development expenses	38,029	36,951
Amortization of intangible assets	7,259	7,763

Operating income	85,502	105,153
Interest (income) expense, net	(12)	650
Other expense (income), net	648	(1,643)

Income before income taxes and equity in net income of affiliates	84,866	106,146
Income tax expense	27,300	22,550
Equity in net income of affiliates	(3)	(489)

Net income	57,569	84,085
Net income attributable to noncontrolling interest	—	400

Net income attributable to Entegris, Inc.	$57,569	$83,685

Amounts attributable to Entegris, Inc.:
Basic net income per common share:	$0.42	$0.62
Diluted net income per common share:	$0.42	$0.62

Weighted average shares outstanding:
Basic	137,119	134,410
Diluted	138,247	135,954

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 29, 2012	December 31, 2011
ASSETS
Cash, cash equivalents	$307,830	273,593
Short-term investments	7,997	—
Accounts receivable, net	111,334	107,223
Inventories	102,817	93,937
Deferred tax assets, deferred tax charges and refundable income taxes	15,475	15,805
Other current assets and assets held for sale	14,054	12,441

Total current assets	559,507	502,999

Property, plant and equipment, net	151,245	130,554

Intangible assets	51,243	56,453
Deferred tax assets – non-current	26,300	25,119
Other assets	8,852	9,538

Total assets	$797,147	$724,663

LIABILITIES AND EQUITY
Accounts payable	$32,973	$30,609
Accrued liabilities	46,982	47,841
Income tax payable and deferred tax liabilities	11,669	14,144

Total current liabilities	91,624	92,594

Other liabilities	22,566	23,831
Shareholders’ equity	682,957	608,238

Total liabilities and shareholders’ equity	$797,147	$724,663

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2012	October 1, 2011	September 29, 2012	October 1, 2011
Operating activities:
Net income	$18,037	$21,988	$57,569	$84,085
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,349	6,763	20,862	20,292
Amortization	2,389	2,505	7,259	7,763
Stock-based compensation expense	4,096	1,822	8,030	5,784
Other	(861)	(250)	515	(550)
Changes in operating assets and liabilities:
Trade accounts and notes receivable	6,045	25,811	(4,290)	15,684
Inventories	1,374	(1,815)	(9,623)	(4,204)
Accounts payable and accrued liabilities	784	(7,264)	1,528	(14,838)
Income taxes payable and refundable income taxes	(3,225)	(2,868)	(546)	(851)
Other	(2,673)	2,906	(4,483)	(395)

Net cash provided by operating activities	33,315	49,598	76,821	112,770

Investing activities:
Acquisition of property and equipment	(8,999)	(9,563)	(39,116)	(24,146)
Purchase of short-term investments	(7,996)	—	(7,996)	—
Other	1	95	(2,777)	(604)

Net cash used in investing activities	(16,994)	(9,468)	(49,889)	(24,750)

Financing activities:
Issuance of common stock	495	323	4,689	5,656
Other	509	72	909	(1,085)

Net cash provided by financing activities	1,004	395	5,598	4,571

Effect of exchange rate changes on cash	3,640	(2,933)	1,707	492

Increase in cash and cash equivalents	20,965	37,592	34,237	93,083
Cash and cash equivalents at beginning of period	286,865	189,445	273,593	133,954

Cash and cash equivalents at end of period	$307,830	$227,037	$307,830	$227,037

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
Net sales	September 29, 2012	October 1, 2011	June 30, 2012	September 29, 2012	October 1, 2011
Contamination Control Solutions	$112,876	$110,015	$123,144	$351,572	$378,896
Microenvironments	54,421	42,738	44,565	139,691	142,034
Specialty Materials	17,152	20,261	20,524	56,822	64,407

Total net sales	$184,449	$173,014	$188,233	$548,085	$585,337

	Three Months Ended			Nine Months Ended
Segment profit	September 29, 2012	October 1, 2011	June 30, 2012	September 29, 2012	October 1, 2011
Contamination Control Solutions	$27,166	$29,522	$34,683	$93,917	$114,230
Microenvironments	16,771	6,790	8,523	30,823	23,758
Specialty Materials	2,112	4,675	4,404	11,184	13,915

Total segment profit	46,049	40,987	47,610	135,924	151,903
Amortization of intangibles	(2,389)	(2,505)	(2,420)	(7,259)	(7,763)
Unallocated expenses	(16,526)	(11,649)	(13,579)	(43,163)	(38,987)

Total operating income	$27,134	$26,833	$31,611	$85,502	$105,153

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2012	October 1, 2011	June 30, 2012	September 29, 2012	October 1, 2011
Net sales	$184,449	$173,014	$188,233	$548,085	$585,337

Net income attributable to Entegris, Inc.	$18,037	$21,988	$21,673	$57,569	$83,685
Adjustments to net income attributable to Entegris, Inc.
Net income attributable to noncontrolling interest	—	—	—	—	400
Equity in net income of affiliates	—	(14)	—	(3)	(489)
Income tax expense	7,656	4,582	10,579	27,300	22,550
Other expense (income), net	1,481	315	(671)	648	(1,643)
Interest (income) expense, net	(40)	(38)	30	(12)	650

GAAP – Operating income	27,134	26,833	31,611	85,502	105,153
Amortization of intangible assets	2,389	2,505	2,420	7,259	7,763
Miscellaneous corporate charge	3,928	—	—	3,928	—
Gain associated with pension curtailment	—	(726)	—	—	(726)

Adjusted operating income	33,451	28,612	34,031	96,689	112,190
Depreciation	7,349	6,763	7,026	20,862	20,292

Adjusted EBITDA	$40,800	$35,375	$41,057	$117,551	$132,482

Adjusted operating margin	18.1%	16.5%	18.1%	17.6%	19.2%
Adjusted EBITDA – as a % of net sales	22.1%	20.4%	21.8%	21.4%	22.6%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2012	October 1, 2011	June 30, 2012	September 29, 2012	October 1, 2011
GAAP net income attributable to Entegris, Inc.	$18,037	$21,988	$21,673	$57,569	$83,685
Adjustments to net income attributable to Entegris, Inc.:
Amortization of intangible assets	2,389	2,505	2,420	7,259	7,763
Accelerated write-off of debt issuance costs	—	—	—	—	282
Miscellaneous corporate charge	3,928	—	—	3,928	—
Gain associated with pension curtailment	—	(726)	—	—	(726)
Gain associated with equity investments	—	—	(1,522)	(1,522)	(1,523)
Tax effect of adjustments to net income attributable to Entegris, Inc.	(2,301)	(457)	(616)	(3,802)	(2,492)

Non-GAAP net income attributable to Entegris, Inc.	$22,053	$23,310	$21,955	$63,432	$86,989

Diluted earnings per common share attributable to Entegris, Inc.:	$0.13	$0.16	$0.16	$0.42	$0.62
Effect of adjustments to net income attributable to Entegris, Inc.	$0.03	$0.01	$0.00	$0.04	$0.02
Diluted non-GAAP earnings per common share attributable to Entegris, Inc.:	$0.16	$0.17	$0.16	$0.46	$0.64

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